Exhibit 10.3

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. ADDITIONALLY, HEDGING TRANSACTIONS IN RESPECT OF THESE SECURITIES MUST BE EFFECTED IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IF APPLICABLE. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

WARRANT TO PURCHASE COMMON STOCK

OF

OSTEOLOGIX, INC.

W2008-[ ]

This is to certify that, FOR VALUE RECEIVED, ____________ or its registered assigns (“Holder”), is entitled to purchase, subject to the provisions of this Warrant, from Osteologix, Inc., a Delaware corporation (the “Company”), up to __________________ (_________) fully paid, validly issued and nonassessable shares (the “Warrant Shares”) of the common stock, par value $.0001 per share, of the Company (“Common Stock”), at the Exercise Price at any time or from time to time during the period commencing on the 30th day after the closing of the Placement through the Warrant Expiration Date (the “Exercise Period”).  The number of Warrant Shares to be received upon the exercise of this Warrant and the price to be paid for each Warrant Share may be adjusted from time to time as hereinafter set forth.  This Warrant, together with the other warrants of like tenor issued in the Placement, are collectively referred to as the “Warrants” which are being issued contemporaneously to the Holders upon consummation of the Placement.

1.           Definitions.  As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

(a)  “Exercise Date” shall mean the date on which the Company shall have received both (a) the Notice of Exercise annexed hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and (b) if payment is to be made in cash, cash or an official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Exercise Price.

(b)  “Exercise Price” shall mean the purchase price to be paid upon exercise of this Warrant in accordance with the terms hereof, which price shall be $1.32 per Warrant Share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

(c)  “Placement” shall mean the Company’s private placement of 2,015,151.5 units (“Units”), each Unit consisting of (i) two shares of Common Stock and (ii) one common stock purchase warrant exercisable to purchase one share of Common Stock pursuant to the Purchase Agreement.

(d)  “Purchase Agreement” means that certain Securities Purchase Agreement dated as of March 27, 2008, by and among the Company and the purchasers named on the signature page thereto.

(e)  “Registered Holder” shall mean the person in whose name any Warrant shall be registered on the books maintained by the Company.

(f)  “Warrant Expiration Date” shall mean 5:00 P.M. (New York time) on September 30, 2009.

2.           Exercise.

(a)  The purchase rights represented by this Warrant shall be exercisable by the Holder in whole or in part at any time or from time to time during the Exercise Period by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, together (unless such exercise is on a cashless basis pursuant to Section 2(b)) with the payment to the Company, by cash or official bank or certified check, of the Exercise Price for the Warrant Shares so purchased, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company).  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (including payment), and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.  As promptly as practicable on or after such date (but no more than five (5) days thereafter), the Company, at its expense, shall issue and deliver to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares issuable upon such exercise.  In the event that this Warrant is exercised in part, the Company, at its expense, shall, simultaneously with the delivery described in the immediately preceding sentence, execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

(b)  The Holder may, at its option, exchange this Warrant on a cashless basis, in whole or in part (a “Warrant Exchange”), for the number of Warrant Shares determined in accordance with this Section 2(b), by surrendering this Warrant at the principal office of the Company, accompanied by the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder indicating the Holder’s intent to effect such exchange, the number of Warrant Shares underlying such Warrant to be exchanged and the date of the notice of such intent to exchange (the “Notice of Exchange”).  The Warrant Exchange shall take place on the date set forth in the Notice of Exchange (the “Exchange Date”), which date shall not be prior to the date the Notice of Exchange was delivered.  Certificates for the Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder as soon as practicable (but not more than five (5) business days) following the Exchange Date.  In connection with any Warrant Exchange, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X=	Y(A-B)
A

where	X = the number of shares to be issued to the Holder pursuant to the Warrant Exchange.
Y = the number of shares covered by the Warrant which the Holder has elected to exchange pursuant to this Section 4(b).
A = the current market price per share of Common Stock (as defined below) on the Exchange Date.
B = the Exercise Price in effect under the Warrant on the Exchange Date (as adjusted to the date of such calculation).

For the purpose of any computation under Subsections (b) above, the current market price per share of Common Stock on the Exchange Date shall be determined as follows:

(i)  If the Common Stock is listed on or quoted for trading on the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market, or the Nasdaq Capital Market, the current market value shall be the last reported sale price of the Common Stock on such exchange on such trading day or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange;

(ii)  If the Common Stock is not so listed or quoted for trading, but is traded or quoted for trading on the OTC Bulletin Board or in the pink sheets, the current market value shall be the mean of the average of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. for such trading day (or if no such prices are available on such date, the most recent date preceding such date when such prices were reported); or

(iii)  If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to such business day, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

3.           Reservation of Shares; Listing; Payment of Taxes; Etc.

(a)  The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants.  The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants and payment of the Exercise Price shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

(b)  The Company will use reasonable efforts to obtain appropriate approvals or registrations under state “blue sky” securities laws with respect to the issuance of the Warrant Shares; provided, however, that the Company shall not be obligated to file any general consent to service of process or qualify as a foreign corporation in any jurisdiction.  With respect to any such state securities laws, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

(c)  The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of any Warrants or Warrant Shares; provided, however, that if the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

4.           Exchange, Transfer, Assignment or Loss of Warrant.

(a)  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Subject to compliance with the conditions set forth herein and upon surrender of this Warrant to the Company at its principal office with the Assignment Form annexed hereto duly executed by the Holder (which Assignment Form shall include a representation by the Holder to the Company that the representations and warranties set forth in Section 9 are true and correct as of the date of such exercise as if they had been made on such date with respect to the Warrant Shares issuable upon such exercise) and funds sufficient to pay any transfer tax delivered by the Holder, the Company shall, without charge, subject to the Holder’s compliance with the restrictive legend set forth on the front page of this Warrant, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.  This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the denominations in which new warrants are to be issued to the Holder and signed by the Holder hereof.  The term “Warrants” as used herein includes any warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(b)  If, at the time of the surrender of this Warrant in connection with any assignment of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act of 1933 (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such assignment (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel to the Holder, which opinion shall be reasonably acceptable to the Company and shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

5.           Anti-Dilution Provisions.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)  In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)  In case of any reclassification, capital reorganization, exchange of shares, liquidation, recapitalization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 5(a) hereof), or in case of any consolidation or merger of the Company with or into another corporation or entity (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or capital reorganization or change of the outstanding Common Stock) or in case of any sale, lease or conveyance to another corporation or entity of all or substantially all of the assets of the Company, then the Company shall, as a condition precedent to such transaction, cause lawful and effective provisions to be made (and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder) so that the Holder shall have the right thereafter upon exercise of this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization, exchange of shares, liquidation, recapitalization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been received upon conversion of this Warrant immediately prior to such reclassification, capital reorganization, exchange of shares, liquidation, recapitalization, change, consolidation, merger, sale or conveyance, and in any such event, such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition described above, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such assets shall assume, by written instrument executed and mailed or delivered to the Holder of this Warrant at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities, cash or properties as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.  The above provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, exchanges, liquidations, recapitalizations, changes, consolidations, mergers, sales, transfers or other dispositions, if any.

(c)  The Company shall promptly give written notice of any adjustment under this Section 5 to each Registered Holder of the Warrants.

(d)  Irrespective of any adjustments in the Exercise Price or the number or kind of shares of Common Stock purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of Warrant Shares as were stated prior to such adjustment.  In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

6.           Registration Under the Securities Act of 1933.  The Company agrees to register the resale of the Warrant Shares under the Securities Act on the terms and subject to the conditions set forth in the Registration Rights Agreement between the Company and the purchasers of Units in the Placement.

7.           Fractional Warrants and Fractional Shares.  The Company shall not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise of this Warrant, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined in accordance with Section 2(b) hereof, except that the price under clauses (i) and (ii) thereof shall be based on the ten (10) trading days prior to the date of exercise of this Warrant.

8.           Warrant Holders Not Deemed Stockholders.  The Holder shall not, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued shares of Common Stock in accordance with the provisions hereof.

9.           Investment Intent; Limited Transferability.

(a)  The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities or blue sky laws and are being offered and issued to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws.  In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear a legend substantially similar to the legend set forth on the first page hereof.  The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities or blue sky laws and therefore cannot be sold except as set forth in Section 4.

(b)  The Holder represents that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Warrant or the exercise of the Warrant and the finance operations and business of the Company; and (ii) the opportunity to request such additional information which the Company possesses or can acquire without unreasonable effort or expense.  Nothing contained in this Section 9(b) shall alter, amend or change Holder’s reliance on the representations, covenants or warranties contained herein.

(c)  The Holder represents that it did not (i) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available, or (ii) attend any seminar, meeting or investor or other conference whose attendees were, to such Holder’s knowledge, invited by any general solicitation or general advertising.

(d)  The Holder represents that it is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and that it is acquiring the Warrants for its own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the registration requirements of the Securities Act, without prejudice, however, to such Holder’s right, subject to the provisions of this Warrant, at all times to sell or otherwise dispose of all or any part of the Warrants and Warrant Shares.

(e)  The Holder represents that it, either by reason of such Holder’s business or financial experience or the business or financial experience of its professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate, finder or selling agent of the Company, directly or indirectly), has such sophistication, knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Company and the capacity to protect such Holder’s interests in connection with the transactions contemplated by this Warrant and the Purchase Agreement.

(f)  The Holder represents that it has the ability to bear the economic risks of its investment for an indefinite period of time and could afford a complete loss of its investment.

(g)  The Holder agrees and acknowledges that the representations made by the Holder in this Section 9 are conditions to the exercise of this Warrant.

10.           Modification.  The provisions of the Warrants may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Company, Nordic Biotech Opportunity Fund K/S (“Nordic”) (as long as Nordic continues to hold at least 50% of the outstanding Warrants) and the holders of at least a majority of the outstanding Warrants held by any parties (except for Nordic as long as Nordic continues to hold at least 50% of the outstanding Warrants); provided, that Section 6 of the Warrants held by Holders may only be modified by the consent of holders of at least eighty percent (80%) of the outstanding Warrants (based on the number of Warrant Shares underlying the Warrants).  Any such amendment, modification or waiver shall be binding upon the Holder of this Warrant regardless of whether the Holder consented to such amendment, modification or waiver; provided, that nothing shall prevent the Company and the Holder from consenting to modifications to this Warrant which affect or are applicable to the Holder only.  For purposes of this Section, the calculation of an amount of Warrants shall be based on the number of Warrant Shares underlying the Warrants.

11.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflict of laws rules, except to the extent that the application of the General Corporation Law of the State of Delaware is mandatorily applicable.

12.           Notices, Etc.  All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered personally, one business day after being sent by overnight courier, and five business days after being mailed first class registered or certified mail, postage prepaid as follows (i) if to the Holder, at the address of the Holder as shown on the registry books maintained by the Company, or at such other address as the Holder shall have furnished to the Company in writing, and (ii) if to the Company, to it at 425 Market Street, Suite 2230, San Francisco, California 94105, Attention: Chief Financial Officer, or at such other address as the Company shall have furnished to the Holder.

13.           Severability.  If any provision of this Warrant is held to be unenforceable under applicable law, then such provision shall be excluded from this Warrant and the balance of this Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.  A court of competent jurisdiction, in its discretion, may substitute for the excluded provision an enforceable provision which in economic substance reasonably approximates the excluded provision.

14.           Waiver.  The Company will not, by any voluntary action avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, manually or in facsimile by its officer thereunto duly authorized.

OSTEOLOGIX, INC.

Dated:	April __, 2008	By:
Name:
Title:

Annex I

NOTICE OF EXERCISE

To Be Executed by the Holder
in Order to Exercise Warrants

The undersigned Holder hereby irrevocably elects to exercise this Warrant to the extent of purchasing ____________________ shares of Common Stock of Osteologix, Inc., tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any, and requests that certificates for such securities shall be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[please print or type name and address]

and be delivered to:

[please print or type name and address]

and if such Warrant is not be exercised in full, that a new Warrant to purchase the balance of shares be registered in the name of, and delivered to, the Holder at the address stated below.

As a condition to this exercise, the undersigned Holder hereby represents and warrants to the Company that the representations and warranties set forth in Section 9 of the Warrant are true and correct as of the date hereof as if they had been made on such date with respect to the Warrant Shares.  The undersigned Holder further acknowledges that the sale, transfer, assignment or hypothecation of the Warrant Shares to be issued upon exercise of this Warrant is subject to the terms and conditions contained in Sections 4 and 9 of this Warrant.

If Cashless Exercise pursuant to Section 2(b), check here _____, and indicate:

Number of Warrant Shares to be Exchanged: ____________________

Exchange Date: ___________________________

Dated:
Name (please print)

Address

Signature

Taxpayer Identification Number

ASSIGNMENT

To Be Executed by the Holder
in Order to Assign Warrants

FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

[please print or type name and address]

the right to purchase Common Stock of Osteologix, Inc. represented by this Warrant to the extent of ____________ shares, and hereby irrevocably constitutes and appoints ____________________________________ _______________________________ Attorney to transfer this Warrant on the books of the Company, with full power of substitution in the premises.  As a condition to this assignment, the Holder acknowledges that its assignee must deliver a written instrument to the Company that the representations and warranties of Section 9 of the Warrant are true and correct as of the date hereof as if they had been made by such assignee on such date with respect to the Warrants.

Dated:

Signature:

13